UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2025

AirJoule Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41151	86-2962208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34361 Innovation Drive Ronan, Montana	59864
(Address of principal executive offices)	(Zip Code)

(800) 942-3083

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AIRJ	Nasdaq Capital Market
Warrants to purchase Class A common stock	AIRJW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 25, 2025, AirJoule Technologies Corporation (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a related Registration Rights Agreement (the “Registration Rights Agreement”), each dated as of March 25, 2025, with B. Riley Principal Capital II, LLC (the “Investor”). Pursuant to the Purchase Agreement, the Company will have the right, but not the obligation, to sell to the Investor up to an aggregate of $30,000,000 of newly issued shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), subject to certain conditions and limitations contained in the Purchase Agreement, from time to time during the term of the Purchase Agreement. The Company is under no obligation to sell any securities to the Investor under the Purchase Agreement.

Market Open Purchases. Beginning on the date (the “Commencement Date”) that all of the applicable conditions under the Purchase Agreement are first satisfied (the initial satisfaction of such conditions, the “Commencement”), including the effectiveness of a resale shelf registration statement covering the Investor’s resale of Common Stock pursuant to the terms of the Purchase Agreement, and ending on the date that is thirty-six (36) months following the Commencement Date (the “Term”), the Company will have the right, in its sole discretion, to cause the Investor to purchase shares of Common Stock from time to time (each, a “Market Open Purchase”) by timely delivering written notice (the “Market Open Purchase Notice”) to the Investor prior to trading hours on any trading day (the “Purchase Date”) on The Nasdaq Global Market (“Nasdaq”), provided that (i) the closing price of a share of Common Stock on the preceding trading day is greater than $1.00 (the “Threshold Price”) and (ii) the Company has provided to the Investor all shares of Common Stock subject to Investor Purchases (as defined below) previously effected by the Company under the Purchase Agreement.

In connection with Market Open Purchases, the Investor will purchase shares of Common Stock from the Company at a fixed 3.0% discount to the volume weighted average price of a share of Common Stock (“VWAP”) for the period (the “Market Open Purchase Valuation Period”) beginning at the market open on Nasdaq on such Purchase Date and ending at the earliest of (i) the official close of trading on such day, (ii) such time that the specified trading volume threshold is reached and, (iii) to the extent specified by the Company in the applicable Market Open Purchase Notice, such time that the Common Stock trades at a price below the applicable minimum price threshold as determined in accordance with the Purchase Agreement.

Intraday Purchases. During the Term, in addition to the right to effect Market Open Purchases, whether or not the Company effected a Market Open Purchase on such Purchase Date, the Company will have the right, in its sole discretion, to cause the Investor to purchase shares of Common Stock (each, an “Intraday Purchase”), by timely delivering written notice (the “Intraday Purchase Notice”) to the Investor at any time between 10:00 a.m. and 3:30 p.m., New York City time, provided that (i) the closing price of a share of Common Stock on the preceding trading day is greater than the Threshold Price, (ii) the Company has provided to the Investor all shares of Common Stock subject to Investor Purchases previously effected by the Company under the Purchase Agreement, and (iii) any Market Open Purchase Valuation Period or Intraday Purchase Valuation Period (as defined below), as applicable for any Market Open Purchase or Intraday Purchase effected on the same Purchase Date, shall have expired prior to the delivery of such Intraday Purchase Notice.

In connection with Intraday Purchases, the Investor will purchase shares of Common Stock from the Company at a fixed 3.0% discount to the VWAP of a share of Common Stock for the period (the “Intraday Purchase Valuation Period”) beginning at the latest of (a) the ending time of any Market Open Purchase Valuation Period or Intraday Purchase Valuation Period (as defined below), as applicable for any Market Open Purchase or Intraday Purchase effected on the same Purchase Date and (b) the acknowledgement by the Investor to the Company of its receipt of the Intraday Purchase Notice and ending at the earliest of (i) the official close of trading on such day, (ii) such time that the specified trading volume threshold is reached and, (iii) to the extent specified by the Company in the applicable Intraday Purchase Notice, such time that the Common Stock trades at a price below the applicable minimum price threshold as determined in accordance with the Purchase Agreement.

Fixed Purchases. During the Term, in lieu of effecting a Market Open Purchase or Intraday Purchase on any Purchase Date, the Company will have the right, in its sole discretion, to cause the Investor to purchase a number of shares of Common Stock (each, a “Fixed Purchase” and, together with a Market Open Purchase and an Intraday Purchase, each, an “Investor Purchase” and, collectively, “Investor Purchases”) equal to the quotient obtained by dividing (x) $50,000, by (y) the closing sale price of the Common Stock on the trading day immediately preceding the applicable Purchase Date. The Company may effect a Fixed Purchase by timely delivering written notice to the Investor prior to trading hours on the Nasdaq on such Purchase Date, provided that (i) the closing price of a share of Common Stock on the preceding trading day is greater than the Threshold Price and (ii) the Company has provided to the Investor all shares of Common Stock subject to Investor Purchases previously effected by the Company under the Purchase Agreement.

In connection with Fixed Purchases, the Investor will purchase shares of Common Stock from the Company at a fixed 5.0% discount to the VWAP of a share of Common Stock for the period (the “Fixed Purchase Valuation Period” and, together with the Market Open Purchase Valuation Period and the Intraday Purchase Valuation Period, each, a “Valuation Period”) beginning at the market open on Nasdaq on such Purchase Date and ending at the official close of trading on such day.

Pursuant to the Purchase Agreement, there is no cap on the purchase price paid to the Company by the Investor pursuant to any Investor Purchase, but such purchase price will be subject to equitable adjustment in the event of the Company completing any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction during the applicable Valuation Period.

The timing and volume of sales of Common Stock to the Investor by the Company during the Term will be subject to the Company’s sole discretion. Actual sales of shares of Common Stock to the Investor under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

Under applicable Nasdaq rules, the Company may not issue shares representing 20.0% or more of the total Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”) without first obtaining Company stockholder approval in respect of such issuance, unless the average price per share paid for all of the shares of Common Stock so issued is greater than or equal to the lower of (a) the official closing price of the Common Stock on Nasdaq immediately preceding the execution of the Purchase Agreement and (b) the average official closing price of the Common Stock on Nasdaq for the five consecutive trading days immediately preceding the execution of the Purchase Agreement, adjusted as required by Nasdaq to take into account the payment of the Cash Commitment Fee (as defined below).

Accordingly, the Company may issue up to 11,261,790 shares of Common Stock to the Investor pursuant the Purchase Agreement without first obtaining stockholder approval, unless at a price per share equal to or greater than $7.21. Moreover, the Company may not issue or sell any shares of Common Stock to the Investor under the Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder), would result in the Investor beneficially owning more than 4.99% of the outstanding shares of Common Stock.

The net proceeds from sales of Common Stock by the Company to the Investor under the Purchase Agreement, if any, will depend on the frequency and prices at which the Company sells shares of Common Stock to the Investor under the Purchase Agreement. To the extent the Company elects to sell shares of Common Stock to the Investor under the Purchase Agreement from and after the Commencement Date, the Company currently plans to use any net proceeds therefrom for working capital and general corporate purposes.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement, other than a prohibition (with certain limited exceptions) on the Company entering into certain specified “Variable Rate Transactions” (as such term is defined in the Purchase Agreement) during the term of the Purchase Agreement. Such transactions include, among others, the issuance by the Company of securities convertible into, or exercisable or exchangeable for shares of Common Stock, at variable or future determined conversion, exercise or exchange prices based on the market prices of the Common Stock at the time of conversion, exercise or exchange thereof, or otherwise at such times or during such periods after the date such convertible, exercisable or exchangeable securities were issued by the Company, or the Company effecting or entering into an agreement to effect an “equity line of credit,” “at the market offering” or other substantially similar continuous offering with a third party (other than with the Investor or one of its affiliates), in which the Company may offer, issue or sell Common Stock or any securities exercisable, exchangeable or convertible into Common Stock at a future determined price.

During the Term, the Investor has agreed that none of the Investor, any of its officers, nor any entity managed or controlled by the Investor, will engage in or effect, directly or indirectly, for the Investor’s own principal account or for the principal account of any such entity managed or controlled by the Investor, any short sales of the Common Stock or hedging transaction that establishes a net short position in the Common Stock.

In accordance with the terms of the Purchase Agreement, the Company and the Investor entered into the Registration Rights Agreement to provide the Investor with certain registration rights in respect of the shares of Common Stock that it purchases under the Purchase Agreement.

The Purchase Agreement and the Registration Rights Agreement contains customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for the purposes of such agreements, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The Purchase Agreement will automatically terminate on the earliest to occur of (i) the first day of the month next following the 36-month anniversary of the Commencement Date, (ii) the date on which the Investor shall have purchased from the Company under the Purchase Agreement shares of Common Stock for an aggregate gross purchase price of $30,000,000, (iii) the date on which the Common Stock shall have failed to be listed or quoted on Nasdaq or another U.S. national securities exchange identified as an “eligible market” in the Purchase Agreement for a period of one trading day, (iv) the 30th trading day after the date on which a voluntary or involuntary bankruptcy proceeding involving the Company has been commenced that is not discharged or dismissed prior to such 30th trading day, and (v) the date on which a bankruptcy custodian is appointed for all or substantially all of the Company’s property or the Company makes a general assignment for the benefit of its creditors. The Company has the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty to the Company, upon ten trading days’ prior written notice to the Investor. The Company and the Investor may also agree to terminate the Purchase Agreement by mutual written consent, provided that no termination of the Purchase Agreement will be effective during the pendency of any Investor Purchase that has not then fully settled in accordance with the Purchase Agreement. Neither the Company nor the Investor may assign or transfer any of their respective rights or obligations under the Purchase Agreement or the Registration Rights Agreement. No provision of the Purchase Agreement or the Registration Rights Agreement may be modified or waived by the Company or the Investor from and after the date that is one trading day immediately preceding the initial filing date of the initial resale registration statement that the Company is required to file with the Securities and Exchange Commission (the “SEC”) under the Registration Rights Agreement is first filed with the SEC.

As consideration for the Investor’s commitment to purchase shares of Common Stock at the Company’s direction upon the terms and subject to the conditions set forth in the Purchase Agreement, the Company agreed to pay the Investor a cash commitment fee in the amount of up to $450,000 (the “Cash Commitment Fee”), which represents 1.5% of the Investor’s $30,000,000 total aggregate purchase commitment under the Purchase Agreement. The Cash Commitment Fee will be paid by withholding cash amounts equal to 10% of the total aggregate purchase price payable by the Investor to the Company in connection with each Market Open Purchase, Intraday Purchase or Fixed Purchase effected under the Purchase Agreement, until such time as the Investor shall have received from such cash withholding(s) a total aggregate amount in cash equal to $450,000.

In addition, the Company has agreed to reimburse the Investor for the reasonable and documented legal fees and disbursements of the Investor’s legal counsel in an amount not to exceed (i) $100,000 upon execution of the Purchase Agreement and Registration Rights Agreement and (ii) $7,500 per fiscal quarter, in each case in connection with the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement. The Company has also agreed to reimburse the Investor $25,000 for a portion of the fees and expenses of Seaport Global Securities LLC (“Seaport”), the qualified independent underwriter in this offering, which are payable by the Investor to Seaport.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety. The securities that have been or may be issued under the Purchase Agreement are being offered and sold by the Company in a transaction exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), in reliance on Section 4(a)(2) thereof. The Investor represented to the Company in the Purchase Agreement that it is an “accredited investor,” as defined in Regulation D, and is acquiring the securities under the Purchase Agreement for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public distribution thereof in violation of the Securities Act or any applicable state securities or “Blue Sky” laws. Accordingly, the offer and sale by the Company of the securities that have been or may be issued to the Investor under the Purchase Agreement is not being registered under the Securities Act or any applicable state securities or “Blue Sky” laws and, therefore, such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01 Financial Statements and Exhibits

10.1	Common Stock Purchase Agreement, dated as of March 25, 2025, by and between AirJoule Technologies Corporation and B. Riley Principal Capital II, LLC.
10.2	Registration Rights Agreement, dated as of March 25, 2025, by and between the AirJoule Technologies Corporation and B. Riley Principal Capital II, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRJOULE Technologies Corporation

Date: March 25, 2025	By:	/s/ Stephen S. Pang
	Name:	Stephen S. Pang
	Title:	Chief Financial Officer